SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 18, 2000
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-3950                                             38-0549190
        ------                                             ----------
(Commission File Number)                       (IRS Employer Identification No.)


One American Road, Dearborn,  Michigan                                  48126
--------------------------------------                                  -----
(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

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                                      -2-

Item 5. Other Events.
--------------------

     Our news release dated October 18, 2000 concerning our third quarter 2000 financial results, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation             Description                     Method of Filing
-----------             -----------                     ----------------
Exhibit 20              News Release dated              Filed with this Report
                        October 18, 2000







                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                                FORD MOTOR COMPANY
                                                ------------------
                                                (Registrant)


Date:  October 18, 2000                         By: /s/Kathryn S. Lamping
                                                    ------------------
                                                    Kathryn S. Lamping
                                                    Assistant Secretary

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                                      -3-

                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                         DESCRIPTION
-----------                         -----------

Exhibit 20                       News Release dated
                                 October 18, 2000